UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2009
CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (765) 807-2640
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 17, 2009, Chromcraft Revington, Inc. issued a press release announcing financial results for the quarter ended October 3, 2009. The press release is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release of Chromcraft Revington, Inc. dated November 17, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2009

CHROMCRAFT REVINGTON, INC.
By:	/s/ Myron D. Hamas
Myron D. Hamas
Vice President-Finance

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Chromcraft Revington, Inc. dated November 17, 2009

4